UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Towne Centre Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On April 27, 2017, Ignyta, Inc., (“Ignyta” or the “Company”) announced a comprehensive program update on entrectinib - an investigational, orally available, CNS-active tyrosine kinase inhibitor targeting tumors that harbor TRK, ROS1 or ALK fusions - currently being studied in a registration-enabling Phase 2 clinical trial known as STARTRK-2. The press release, dated April 27, 2017, announcing the new data is attached hereto as Exhibit 99.1 and an investor presentation made on April 27, 2017 highlighting this and other data is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 27, 2017, the Company announced a program update on entrectinib - an investigational, orally available, CNS-active tyrosine kinase inhibitor targeting tumors that harbor TRK, ROS1 or ALK fusions - currently being studied in a registration-enabling Phase 2 clinical trial known as STARTRK-2.

Entrectinib development highlights:

TRK -

•	Based on written feedback from the U.S. Food and Drug Administration (the “FDA”), Ignyta intends to pursue an NDA submission for entrectinib to support a TRK fusion-positive, tissue agnostic indication.

•	Ignyta’s entrectinib program is more than 85% enrolled to goal for the primary efficacy analysis for a TRK tissue agnostic NDA submission, and is on track to complete enrollment by the third quarter of 2017.

•	Within STARTRK-2, several dozens of patients with TRK fusions have been enrolled, across more than 15 different tumor types, and investigators in approximately twelve different countries on four continents currently have experience treating patients with entrectinib.

•	Ignyta plans to announce top-line NDA registration-enabling data from STARTRK-2, after consultation with the FDA, in the first half of 2018.

ROS1 -

•	Ignyta is simultaneously pursuing an NDA submission for entrectinib to support a ROS1 fusion-positive NSCLC indication.

•	More than 50 ROS1 fusion-positive NSCLC patients have been enrolled to support a potential ROS1 NSCLC NDA for entrectinib, greater than the number that formed the basis of crizotinib’s approval in this setting.

•	Ignyta reported interim data from 32 patients with ROS1 fusion-positive NSCLC, including new patients from STARTRK-2 who were enrolled as of December 16, 2016.

•	24 out of the 32 patients had confirmed RECIST responses, for an objective response rate (ORR) of 75%.

•	The median duration of response (DOR) was 17.2 months among the responder patients, and the median progression free survival (PFS) was 19.1 months among all patients.

•	11 out of the 32 patients, or 34%, had CNS metastases at baseline.

•	Of these 11 patients with CNS disease, 7 had confirmed RECIST responses, for an ORR of 64% in ROS1 NSCLC patients with CNS metastases.

•	When aggregated with Ignyta’s Phase 1 data set of patients with primary and secondary CNS disease, a total of 10 out of 16 patients had confirmed RECIST responses, for an ORR of 63% in TRK, ROS1 or ALK patients with CNS disease.

Entrectinib commercial highlights:

•	Based upon analysis of more than 120,000 cancer patient samples from internal and external sources, Ignyta believes that in the U.S. each year there are approximately 1,000-2,000 new patients with TRK fusion-positive advanced solid tumors, and 2,000 new patients with ROS1 fusion-positive NSCLC.

•	Entrectinib is simultaneously tracking towards TRK tissue agnostic NDA and ROS1 NSCLC NDA submissions in 2018, with anticipated U.S. launch in 2019.

•	Based upon these dual indications, Ignyta believes the total addressable market for entrectinib could be in excess of $1 billion annually in the U.S. alone.

* * *

This current report on Form 8-K contains forward-looking statements about Ignyta as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange. Statements in this current report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to the development of entrectinib and our other product candidates, including the ability to reduce the size of certain CNS tumors; the clinical and/or non-clinical data or plans underlying entrectinib or any of our other development programs, and the timelines associated with such programs; our ability to design and conduct development activities for entrectinib and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; our ability to obtain regulatory approvals in order to market any of our product candidates or companion diagnostic tests; references to the potential market size for our products; and our ability to successfully commercialize any approved products. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; Ignyta’s ability to develop, initiate or complete preclinical studies and clinical trials for, obtain approvals for and commercialize any of its product candidates; changes in Ignyta’s plans to develop and commercialize its product candidates; the ability of our contract manufacturers to produce the active pharmaceutical ingredient and/or drug product necessary for clinical trials or commercialization of entrectinib or our other product candidates; the potential for final results of the ongoing clinical trials of entrectinib or other product candidates, or any future clinical trials of entrectinib or other product candidates, to differ from preliminary or expected results; Ignyta’s ability to raise any additional funding it will need to continue to pursue its business and product development plans; regulatory developments in the United States and foreign countries; Ignyta’s ability to obtain and maintain intellectual property protection for its product candidates; the risk that orphan drug exclusivity may not effectively protect a product from competition and that such exclusivity may not be maintained; the potential for the company to fail to maintain the CAP accreditation and CLIA certification of its diagnostic laboratory; the loss of key scientific or management personnel; competition in the industry in which Ignyta operates; and market conditions. These forward-looking statements are made as of the date of this current report on Form 8-K, and Ignyta assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents the company files with the SEC available at www.sec.gov, including without limitation Ignyta’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 27, 2017.

99.2	Investor Presentation, made April 27, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2017	IGNYTA, INC.

	By:	/s/ Jonathan E. Lim, M.D.
	Name:	Jonathan E. Lim, M.D.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 27, 2017.

99.2	Investor Presentation, made April 27, 2017.